Exhibit 10.42
              AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

     This Amendment No. 2 to Securities Purchase Agreement, dated as of May 12, 2006, shall serve to amend (a) the Securities Purchase Agreement (the "Agreement"), dated as of November 4, 2005, by and among Monarch Staffing, Inc. (formerly, MT Ultimate Healthcare Corp.), a Nevada corporation with its headquarters located at 18301 Von Karman, Suite 205, Irvine, California 92612, and each of the Buyers set forth in the Agreement, (b) the Callable Secured Convertible Notes issued thereunder, and (c) the Registration Rights Agreement entered into pursuant thereto.. Capitalized terms used, but not defined, herein have the respective meanings set forth in the Agreement.

          1. Section 4(o) of the Agreement is hereby amended by changing the reference to "February 1, 2005" in the first sentence thereof to "March 31, 2006".

          2. Section 3.3 of each of the Notes is hereby amended by (a) changing the reference to "sixty (60) days" in the first sentence thereof to "two hundred twenty five (225) days", (b) changing the reference to "one hundred fifty (150) days" in the first sentence thereof to "three hundred fifteen (315) days" and (c) changing the reference to "one hundred seventy-five (175) days" in the proviso to the first sentence thereof to "three hundred forty (340) days".

          3. Section 2(a) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "sixty (60) days" in the first sentence thereof to "two hundred twenty (225) days".

          4. Section 2(c) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "one hundred fifty (150) days" in the second sentence thereof to "three hundred fifteen (315) days", (b) changing the reference to "one hundred and five (105) days" in clause (i) of the third sentence thereof to "three hundred fifteen (315) days", and
(c) changing the reference to "such ninety (90) day period" in the fifth sentence thereof to "such three hundred fifteen (315) day period".

          5. Section 3(a) of the Registration Rights Agreement is hereby amended by (a) changing the reference to "one hundred fifty (150) days" therein to "three hundred fifteen (315) days".

          6. All other provisions of the Agreement shall remain in full force and effect.

                          [Signature Page Follows]


ACCEPTED AND AGREED:

MONARCH STAFFING, INC.


By:_____________________________________
     Name: David Walters
     Title:  CEO

AJW PARTNERS, LLC
By: SMS Group, LLC


By:_____________________________________
     Corey S. Ribotsky
     Manager

AJW OFFSHORE, LTD.
By:_____________________________________
     First Street Manager II, LLC


By:_____________________________________
     Corey S. Ribotsky
     Manager

AJW QUALIFIED PARTNERS, LLC

By:_____________________________________
     AJW Manager, LLC


By:_____________________________________
     Corey S. Ribotsky
     Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:_____________________________________
     First Street Manager II, LLP

By:_____________________________________
     Corey S. Ribotsky
     Manager